                                                                   Exhibit 10.2


                              1997 STOCK OPTION PLAN
                                         OF
                       THE CHILDREN'S PLACE RETAIL STORES, INC.

     1. Purpose. The purpose of this Stock Option Plan is to advance the interests of the Corporation by encouraging and enabling the acquisition of a larger personal proprietary interest in the Corporation by employees and directors of the Corporation and its Subsidiaries by providing such employees and directors with incentives to put forth maximum efforts for the success of the Corporation's business. It is anticipated that the acquisition of such proprietary interest in the Corporation and such incentives will stimulate the efforts of such employees and directors on behalf of the Corporation and its Subsidiaries and strengthen their desire to remain with the Corporation and its Subsidiaries. It is also expected that such incentives and the opportunity to acquire such a proprietary interest will enable the Corporation and its Subsidiaries to attract desirable personnel and directors.

     2. Definitions. When used in this Plan, unless the context otherwise requires:

         (a) "Board of Directors" or "Board" shall mean the Board of Directors of the Corporation, as constituted at any time.

         (b)  "Cause" shall mean, with respect to the holder of an Option,
(i) a breach by the holder of any of the material provisions of any employment agreement between the holder and the Corporation or a Subsidiary that the holder fails to remedy or cease within ten days after notice thereof to the holder;
(ii) any conduct, action or behavior by the holder that has or may reasonably be expected to have a material adverse effect on the reputation of the Corporation or its Subsidiaries or on the holder's reputation or that is not befitting of an executive officer, employee or director of the Corporation or a Subsidiary;
(iii) the commission by the holder of an act involving moral turpitude or dishonesty, whether or not in connection with the holder's employment by, or service as a director of, the Corporation or a Subsidiary; (iv) the holder shall have committed any act of fraud or embezzlement against the Corporation or a Subsidiary or engaged in any other willful misconduct in connection with his duties; or (v) the holder shall have been convicted of a felony (other than a felony relating to motor vehicle laws). Notwithstanding the foregoing, no Cause shall be deemed to exist with respect to the holder's acts described in (ii) above unless the Corporation shall have given prior written notice to the holder specifying the Cause with reasonable particularity and, within 30 days after such notice, the holder shall not have cured or eliminated the problem or thing giving rise to such Cause.

         (c) "Chairman of the Board" shall mean the person who at the time shall be Chairman of the Board of Directors.

         (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (e)  "Committee" shall mean the Committee hereinafter described in
Section 3.

         (f) "Corporation" shall mean The Children's Place Retail Stores, Inc., a Delaware corporation.

         (g) "Disability" shall mean, with respect to the holder of an Option, the holder's inability, as a result of physical or mental incapacity or infirmity, to perform the duties of his employment for (i) a continuous period of at least 120 days, or (ii) periods aggregating at least 180 days during any period of 12 consecutive months.

         (h) "Eligible Director" shall mean a director of the Corporation who is not also an employee of the Corporation or a Subsidiary and is not an employee, partner or principal of Saunders Karp & Megrue, L.P. or any of its affiliates.

         (i)  "Eligible Persons" shall mean those persons described in
Section 4 who are potential recipients of Options.

         (j) "Fair Market Value" on a specified date shall mean the average of the high and low sales prices at which a Share is traded on the stock exchange, if any, on which Shares are primarily traded or, if the Shares are not then traded on a stock exchange, the average of the high and low sales prices of a Share as reported on the NASDAQ Market or, if the Shares are not then traded on the NASDAQ Market, the average of (i) the average of the high and low bid prices and (ii) the average of the high and low asked prices, at which a Share is traded on the over-the-counter market, but if no Shares were traded on such date, then on the last previous date on which a Share was so traded, or, if none of the above are applicable, the value of a Share as established by the Committee for such date using any reasonable method of valuation.

         (k) "Initial Pubic Offering Price" shall mean the price per Share at which Shares are offered to the public in the Corporation's initial public offering, as set forth on the cover page of the prospectus relating thereto.

         (l) "Options" shall mean the Stock Options granted pursuant to this Plan.

         (m) "Plan" shall mean this 1997 Stock Option Plan of The Children's Place Retail Stores, Inc., as adopted by the Board of Directors and approved by stockholders as of ___________, 1997, as such Plan from time to time may be amended.

         (n) "President" shall mean the person who at the time shall be the President of the Corporation.

         (o) "Share" shall mean a share of Series A Common Stock, par value $.10 per share, of the Corporation.

         (p) "Subsidiary" shall mean any corporation 50% or more of whose stock having general voting power is owned by the Corporation, or by another Subsidiary as herein defined, of the Corporation.

     3. Committee. The Plan shall be administered by a Committee consisting of Ezra Dabah and Stanley B. Silver; provided, however, that from and after the effective date of the initial public offering of Shares by the Corporation, the Committee shall consist of two or more directors of the Corporation appointed by the Board of Directors.

     4. Participants. All employees and directors of the Corporation or a Subsidiary, as determined by the Committee, shall be eligible to receive Options under the Plan. The parties to whom Options are granted under this Plan, and the number of Shares subject to each such Option, shall be determined by the Committee in its sole discretion, subject, however, to the terms and conditions of this Plan. Each Eligible Director also shall be granted Options in accordance with Section 7.

     5. Shares. Subject to the provisions of Section 15 hereof, the Committee may grant Options with respect to an aggregate of up to 1,000,000 Shares, all of which Shares may be either Shares held in treasury or authorized but unissued Shares. The maximum number of Shares which may be the subject of Options granted under the Plan during any calendar year to any individual shall not exceed 250,000 Shares. If the Shares that would be issued or transferred pursuant to any Option are not issued or transferred and cease to be issuable or transferable for any reason, the number of Shares subject to such Option will no longer be charged against the limitation provided for herein and may again be made subject to Options. Notwithstanding the preceding, with respect to any Option granted to any individual who is a "covered employee" within the meaning of Section 162(m) of the Code that is cancelled, the number of shares subject to such Option shall continue to count against the maximum number of shares which may be the subject of Options granted to such individual. For purposes of the preceding sentence, if, after grant, the exercise price of an Option is reduced, such reduction shall be treated as a cancellation of such Option and the grant of a new Option, and both the cancellation of the Option and the new Option shall be counted against the maximum number of shares for which Options may be granted to the holder of such Option.

     6. Grant of Options. The number of any Options to be granted to any Eligible Person shall be determined by the Committee in its sole discretion. At the time an Option is granted, the Committee may, in its sole discretion, designate whether such Option (a) is to be considered as an incentive stock option within the meaning of Section 422 of the Code, or (b) is not to be treated as an incentive stock option for purposes of this Plan and the Code. No Option which is intended to qualify as an incentive stock option may be granted to any individual who, at the time of such grant, is not an employee of the Corporation or a Subsidiary.

     Notwithstanding any other provision of this Plan to the contrary, to the extent that the aggregate Fair Market Value (determined as of the date an Option is granted) of the Shares with respect to which Options which are designated as (or deemed to be) incentive stock options granted to an employee (and any incentive stock options granted to such employee under any other incentive stock option plan maintained by the Corporation or any Subsidiary that meets the requirements of Section 422 of the Code) first become exercisable in any calendar year exceeds $100,000, such Options shall be treated as Options which are not incentive stock options. Options with respect to which no designation is made by the Committee shall be deemed to be incentive stock options to the extent that the $100,000 limitation described in the preceding sentence is met. This paragraph shall be applied by taking Options into account in the order in which they are granted.

     Nothing herein contained shall be construed to prohibit the issuance of Options at different times to the same person.

     A certificate of Option signed by the Chairman of the Board or the President or a Vice President of the Corporation, attested by the Treasurer or an Assistant Treasurer, or Secretary or an Assistant Secretary of the Corporation and bearing the seal of the Corporation affixed thereto, shall be issued to each person to whom an Option is granted. The certificate of Option for an Option shall be legended to indicate whether or not the Option is an incentive stock option. The certificate for an Option which is an incentive stock option, for an Option which is not an incentive stock option and for an Option granted to an Eligible Director pursuant to Section 7 shall be in the form attached hereto as Annex 1, Annex 2 and Annex 3, respectively, or in such other form as may be determined by the Committee from time to time.

     7. Grants of Options to Eligible Directors. Notwithstanding any other provision of this Plan to the contrary, Options which are not incentive stock options shall be granted to each Eligible Director in accordance with this
Section 7. Each Eligible Director who is a member of the Board as of the consummation of the initial public offering of Shares by the Corporation shall be granted an Option upon such consummation to purchase ____ Shares at a purchase price per Share equal to the Initial Public Offering Price. Each Eligible Director who is initially elected to the Board after the consummation of the initial public offering of Shares by the Corporation shall be granted an Option on the date of his initial election to the Board to purchase Shares at a purchase price per Share equal to the Fair Market Value of a Share on the date of grant of such Option. On the last day of each fiscal year of the Corporation (beginning with the fiscal year commencing on a date following the initial public offering of Shares by the Corporation) each member of the Board who is an Eligible Director on such date shall be granted an additional Option to purchase ____ shares at a purchase price per Share equal to the Fair Market Value of a Share on the date of grant of such Option; provided, however, that with respect to any such Eligible Director who is initially elected to the Board during such a fiscal year, the Option granted to such Eligible Director on the last day of the fiscal year during which he was initially elected to the Board shall be for a number of Shares equal to _________ multiplied by a fraction, the numerator of which shall be the number of days during the fiscal year during which such Eligible Director was a member of the Board and the denominator of which shall be 365, which number of Shares shall be rounded up to the next whole number of Shares. Except as otherwise provided in Sections 11 and 14, one-third of the Shares subject to an Option granted pursuant to this Section 7 may be purchased on or after each of the first, second and third anniversaries, respectively, of the date of grant, but prior to the expiration of the Option.

     8. Purchase Price. The purchase price per Share for the Shares purchased pursuant to the exercise of an Option (other than an Option granted pursuant to Section 7) shall be fixed by the Committee at the time of grant of the Option; provided, however, that the purchase price per Share for the Shares to be purchased pursuant to the exercise of an incentive stock option shall not in any event be less than 100% of the Fair Market Value of a Share on the date of grant of the Option, except as provided in Section 10.

     9. Duration of Options. The duration of each Option shall be ten years from the date upon which the Option is granted, except as provided in Sections 10 and 14.

    10. Ten Percent Stockholders. Notwithstanding any other provision of this Plan to the contrary, no Option which is intended to qualify as an incentive stock option may be granted under this Plan to any employee who, at the time the Option is granted, owns Shares possessing more than 10 percent of the total combined voting power or value of all classes of stock of the Corporation, unless the exercise price under such Option is at least 110% of the Fair Market Value of a Share on the date such Option is granted and the duration of such Option is no more than five years.

    11. Exercise of Options. Unless the Committee determines otherwise at the time of grant, and except as otherwise provided herein, 20% of the Shares subject to an Option may be purchased on or after December 31st of the year in which such Option is granted and an additional 20% of the Shares subject to such Option may be purchased on or after each of the first, second, third and fourth anniversaries, respectively, of the date of grant, but prior to the expiration of the Option; provided, however, that in no event, other than the holder's death, may an Option be exercised during the six-month period commencing on the date of grant.

     Notwithstanding the foregoing, all or any part of any remaining unexercised Options granted to any person (including Options granted pursuant to Section 7) may be exercised, subject to the timing provisions of Section 14 hereof, in the following circumstances (but in no event, other than the holder's death, during the six-month period commencing on the date of grant): (a) upon the holder's retirement from the Corporation and all Subsidiaries on or after his 65th birthday, (b) upon the Disability or death of the holder, (c) upon a Change in Control (as hereinafter defined) while the holder is in the employ or service of the Corporation or (d) upon the occurrence of such special circumstance or event as in the opinion of the Committee merits special consideration.

     For purposes of the Plan, a "Change in Control" shall mean any of the following events: (i) the sale to any purchaser of (A) all or substantially all of the assets of the Corporation or (B) capital stock representing more than 50% of the stock of the Corporation entitled to vote generally in the election of directors of the Corporation; (ii) the merger or consolidation of the Corporation with another corporation if, immediately after such merger or consolidation, less than a majority of the combined voting power of the then outstanding securities entitled to vote generally in the election of directors of the surviving or resulting corporation in such merger or consolidation is held, directly or indirectly, in the aggregate by the holders immediately prior to such transaction of the outstanding securities of the Corporation; (iii) the filing of a report on Schedule 13D or Schedule 14D-1 (or any successor schedule, form, or report or item therein), each promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing 50% or more of the combined voting power of the voting stock of the Corporation; or (iv) the filing by the Corporation of a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form, or report or item therein) that a change in control of the Corporation has occurred or will occur in the future pursuant to any then existing contract or transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur for purposes of the Plan as a result of an event described above if a majority of the individuals who are members of the Board prior to such event specifically determines that a Change in Control should not be deemed to have occurred.

     An Option shall be exercised by the delivery of a written notice duly signed by the holder thereof to such effect, together with the Option certificate and the full purchase price of the Shares purchased pursuant to the exercise of the Option, to the Chairman of the Board or an officer of the Corporation appointed by the Chairman of the Board for the purpose of receiving the same. Payment of the full purchase price shall be made as follows: in cash; by check payable to the order of the Corporation; by delivery to the Corporation of Shares which shall be valued at their Fair Market Value on the date of exercise of the Option (provided, that a holder may not use any Shares which the holder has beneficially owned for less than six months); or by such other methods as the Committee may permit from time to time, including, without limitation, by a "cashless" exercise method through a registered broker-dealer or by furnishing a promissory note to the Corporation, bearing interest at a rate determined by the Committee (but not less than such rate as shall preclude the imputation of interest under the Code) and containing such other terms as shall be determined by the Committee. Notwithstanding the foregoing, with respect to a holder of an Option who is subject to Section 16 of the Exchange Act, payment of the purchase price by delivery to the Corporation of Shares previously owned by such holder shall be conditioned upon approval by the Board, in advance of the exercise of the Option, of the use of such payment method, and any such holder who wishes to use such payment method shall notify the Corporation, in writing, prior to the exercise of the Option, of such holder's intention to use such payment method.

     Within a reasonable time after the exercise of an Option, the Corporation shall cause to be delivered to the person entitled thereto, a certificate for the Shares purchased pursuant to the exercise of the Option. If the Option shall have been exercised with respect to less than all of the Shares subject to the Option, the Corporation shall also cause to be delivered to the person entitled thereto a new Option certificate in replacement of the certificate surrendered at the time of the exercise of the Option, indicating the number of Shares with respect to which the Option remains available for exercise, or the original Option certificate shall be endorsed to give effect to the partial exercise thereof.

     Notwithstanding any other provision of the Plan or of any Option, no Option granted pursuant to the Plan may be exercised at any time when the Option or the granting or exercise thereof violates any law or governmental order or regulation.

    12. Consideration for Options. The Corporation shall obtain such consideration for the grant of an Option as the Committee in its discretion may determine.

    13. Non-transferability of Options. Options and all other rights thereunder shall be non-transferable and non-assignable by the holder thereof except to the extent that the estate of a deceased holder of an Option may be permitted to exercise them. Options may be exercised or surrendered during the holder's lifetime only by the holder thereof.

    14. Termination of Employment or Service. All or any part of any Option, to the extent unexercised, shall terminate immediately upon the termination for any reason of the holder's employment or service with the Corporation or any Subsidiary, except that the holder shall have three months after such termination of employment or service to exercise any unexercised Option that he could have exercised on the day on which such employment or service terminated (including Options which accelerate in exercisability pursuant to Section 11 hereof); provided, however, that such exercise must be accomplished prior to the expiration of the term of such Option. Notwithstanding the foregoing, if the termination of employment or service is due to Disability or to death, the holder or the representative of the estate of a deceased holder shall have the privilege of exercising the Options which are unexercised at the time of such Disability or death; provided, however, that such exercise must be accomplished prior to the expiration of the term of such Option and within one year after the holder's Disability or death, as the case may be. If the employment or service of any holder of an Option with the Corporation or a Subsidiary shall be terminated for Cause, all unexercised Options of such holder shall terminate immediately upon such termination of the holder's employment or service with the Corporation and all Subsidiaries, and a holder of Options whose employment or service with the Corporation and Subsidiaries is so terminated, shall have no right after such termination to exercise any unexercised Option he might have exercised prior to the termination of his employment or service with the Corporation and Subsidiaries.

    15. Adjustment Provision. If prior to the complete exercise of any Option there shall be declared and paid a stock dividend upon the Shares or if the Shares shall be split up, converted, exchanged, reclassified, or in any way substituted for, then the Option, to the extent that it has not been exercised, shall entitle the holder thereof upon the future exercise of the Option to such number and kind of securities or cash or other property subject to the terms of the Option to which he would have been entitled had he actually owned the Shares subject to the unexercised portion of the Option at the time of the occurrence of such stock dividend, split-up, conversion, exchange, reclassification or substitution, and the aggregate purchase price upon the future exercise of the Option shall be the same as if the originally optioned Shares were being purchased thereunder.

     Any fractional shares or securities issuable upon the exercise of the Option as a result of such adjustment shall be payable in cash based upon the Fair Market Value of such shares or securities at the time of such exercise. If any such event should occur, the number of Shares with respect to which Options remain to be issued, or with respect to which Options may be reissued, shall be adjusted in a similar manner.

     Notwithstanding any other provision of the Plan, in the event of a recapitalization, merger, consolidation, rights offering, separation, reorganization or liquidation, or any other change in the corporate structure or outstanding shares, the Committee shall make such adjustments to the number of Shares and the class of shares available hereunder or to any outstanding Options as shall be necessary to prevent dilution or enlargement of rights.

    16. Issuance of Shares and Compliance with Securities Act. Any holder of an Option shall make such representations and furnish such information as may, in the opinion of counsel for the Corporation, be appropriate to permit the Corporation, in the light of the then existence or non-existence with respect to such Shares of an effective Registration Statement under the Securities Act of 1933, as amended from time to time (the "Securities Act"), to issue the Shares in compliance with the provisions of the Securities Act or any comparable act. The Corporation shall have the right, in its sole discretion, to legend any Shares which may be issued pursuant to the exercise of any Option, or may issue stop transfer orders in respect thereof.

    17. Income Tax Withholding. If the Corporation or a Subsidiary shall be required to withhold any amounts by reason of any Federal, State or local tax rules or regulations in respect of the issuance of Shares pursuant to the exercise of any Option, the Corporation or the Subsidiary shall be entitled to deduct and withhold such amounts from any cash payments to be made to the holder of such Option. In any event, the holder shall make available to the Corporation or Subsidiary, promptly when requested by the Corporation or such Subsidiary, sufficient funds to meet the requirements of such withholding; and the Corporation or Subsidiary shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds made available to the Corporation or Subsidiary out of any funds or property due or to become due to the holder of such Option.

    18. Administration and Amendment of the Plan. Except as hereinafter provided, the Board of Directors or the Committee may at any time withdraw or from time to time amend the Plan as it relates to, and the terms and conditions of, any Option not theretofore granted, and the Board of Directors or the Committee, with the consent of the affected holder of an Option, may at any time withdraw or from time to time amend the Plan as it relates to, and the terms and conditions of, any outstanding Option. Notwithstanding the foregoing, any amendment by the Board of Directors or the Committee which would increase the number of Shares issuable under the Plan or to any individual or change the class of Eligible Persons shall be subject to the approval of the stockholders of the Corporation within one year of such amendment.

     Determinations of the Committee as to any question which may arise with respect to the interpretation of the provisions of the Plan and Options shall be final. The Committee may authorize and establish such rules, regulations and revisions thereof not inconsistent with the provisions of the Plan, as it may deem advisable to make the Plan and Options effective or provide for their administration, and may take such other action with regard to the Plan and Options as it shall deem desirable to effectuate their purpose.

    19. No Right of Employment or Service. Nothing contained herein or in an Option shall be construed to confer on any employee or director any right to be continued in the employ or service of the Corporation or any Subsidiary or derogate from any right of the Corporation and any Subsidiary to retire, request the resignation of or discharge or otherwise cease its service arrangement with any employee or director, at any time, with or without Cause.

    20. Final Issuance Date. No Option shall be granted under the Plan after ______, 2007.

    21. Conflict. If there is any conflict between the terms of any Option Certificate and the terms of the Plan, the terms of the Plan shall control.

                                                                 Annex 1

                                                       Form of Incentive
                                                            Stock Option

                             OPTION CERTIFICATE

                           INCENTIVE STOCK OPTION
                              (Non-Assignable)


                                             ___________ Shares



                          To Purchase Common Stock of

                    THE CHILDREN'S PLACE RETAIL STORES, INC.

                     Issued Pursuant to the l997 Stock
               Option Plan of The Children's Place Retail Stores, Inc.



          THIS CERTIFIES that on ________________, l9__,
_________________________________ (the "Holder") was granted an option
("Option") to purchase at the Option price of $_____ per share all or any part of ____________________ fully paid and non-assessable shares ("Shares") of the Common Stock of THE CHILDREN'S PLACE RETAIL STORES, INC. ("Corporation"), a Delaware corporation, upon and subject to the following terms and conditions.

          This Option shall expire on _________________, ____.

          This Option may be exercised or surrendered during the Holder's lifetime only by the Holder. This Option shall not be transferable by the Holder otherwise than by will or by the laws of descent and distribution.

          Except as otherwise provided pursuant to the 1997 Stock Option Plan of The Children's Place Retail Stores, Inc. (the "Plan"), 20% of the Shares subject to this Option may be purchased on or after December 31, 19__ and an additional 20% of the Shares subject to this Option may be purchased on or after each of the first, second, third and fourth anniversaries, respectively, of this Option's date of grant. In no event, however, may this Option be exercised (i) during the six-month period commencing on the date of grant (except in the case of the Holder's death), or (ii) after the Option's expiration date.

          The Option and this Option certificate are issued pursuant to and are subject to all of the terms and conditions of the Plan, the terms and conditions of which are hereby incorporated as though set forth at length, and a copy of which is attached hereto.

          WITNESS the seal of the Corporation and the signatures of its duly authorized officers.


Dated: _______________________, l9__.


(SEAL)                             THE CHILDREN'S PLACE RETAIL
                                        STORES, INC.



                                   By: _________________________
ATTEST:


By:_____________________________

                                                                        Annex 2

                                                                        Form of
                                                                  Non-Qualified
                                                                   Stock Option


                                  OPTION CERTIFICATE

                               NON-QUALIFIED STOCK OPTION
                                   (Non-Assignable)


                                                       ___________ Shares



                              To Purchase Common Stock of

                         THE CHILDREN'S PLACE RETAIL STORES, INC.

                          Issued Pursuant to the l997 Stock
                  Option Plan of The Children's Place Retail Stores, Inc.



          THIS CERTIFIES that on ________________, l9__,
_________________________________ (the "Holder") was granted an option
("Option"), which is not an incentive stock option, to purchase at the Option price of $_____ per share all or any part of ____________________ fully paid and non-assessable shares ("Shares") of the Common Stock of THE CHILDREN'S PLACE RETAIL STORES, INC. ("Corporation"), a Delaware corporation, upon and subject to the following terms and conditions.

          This Option shall expire on _________________, ____.

          This Option may be exercised or surrendered during the Holder's lifetime only by the Holder. This Option shall not be transferable by the Holder otherwise than by will or by the laws of descent and distribution.

          Except as otherwise provided pursuant to the 1997 Stock Option Plan of The Children's Place Retail Stores, Inc. (the "Plan"), 20% of the Shares subject to this Option may be purchased on or after December 31, 19__ and an additional 20% of the Shares subject to this Option may be purchased on or after each of the first, second, third and fourth anniversaries, respectively, of this Option's date of grant. In no event, however, may this Option be exercised (i) during the six-month period commencing on the date of grant (except in the case of the Holder's death), or (ii) after the Option's expiration date.

          The Option and this Option certificate are issued pursuant to and are subject to all of the terms and conditions of the Plan, the terms and conditions of which are hereby incorporated as though set forth at length, and a copy of which is attached hereto.

          WITNESS the seal of the Corporation and the signatures of its duly authorized officers.


Dated: _______________________, l9__.


(SEAL)                             THE CHILDREN'S PLACE RETAIL
                                        STORES, INC.



                                   By: _________________________
ATTEST:


By:_____________________________

                                                                        Annex 3

                                                               Form of Eligible
                                                              Director's Option


                              OPTION CERTIFICATE

                           NON-QUALIFIED STOCK OPTION
                                (Non-Assignable)


                                                              Shares
                                                    ----------


                          To Purchase Common Stock of

                     THE CHILDREN'S PLACE RETAIL STORES, INC.

                        Issued Pursuant to the l997 Stock
               Option Plan of The Children's Place Retail Stores, Inc.



          THIS CERTIFIES that on ________________, l9__,
_________________________________ (the "Holder") was granted an option
("Option"), which is not an incentive stock option, to purchase at the Option
price of $          per share all or any part of ____________________ fully paid and non-assessable shares ("Shares") of the Common Stock of THE CHILDREN'S PLACE RETAIL STORES, INC. ("Corporation"), a Delaware corporation, upon and subject to the following terms and conditions.

          This Option shall expire on _________________, ____.

          This Option may be exercised or surrendered during the Holder's lifetime only by the Holder. This Option shall not be transferable by the Holder otherwise than by will or by the laws of descent and distribution.

          Except as otherwise provided pursuant to the 1997 Stock Option Plan of The Children's Place Retail Stores, Inc. (the "Plan"), one-third of the Shares subject to this Option may be purchased on or after each of the first, second and third anniversaries, respectively, of this Option's date of grant. In no event, however, may this Option be exercised (i) during the six-month period commencing on the date of grant (except in the case of the Holder's death), or
(ii) after the Option's expiration date.

          The Option and this Option certificate are issued pursuant to and are subject to all of the terms and conditions of the Plan, the terms and conditions of which are hereby incorporated as though set forth at length, and a copy of which is attached hereto.

          WITNESS the seal of the Corporation and the signatures of its duly authorized officers.


Dated:                        , l9  .
      ------------------------    --


(SEAL)                                     THE CHILDREN'S PLACE RETAIL
                                                STORES, INC.



                                           By:
                                              -------------------------
ATTEST:


By:
   -----------------------------


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